UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 14, 2007
(Date of earliest event reported)

                           COMM 2007-C9 Mortgage Trust
                           ---------------------------
                         (Exact name of issuing entity)

                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                              Capmark Finance Inc.
                              --------------------
               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                 Deutsche Mortgage & Asset Receiving Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-130390-04              04-3310019
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)

      60 Wall Street
      New York, New York                                                10005
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code (212) 250-2500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

            On August 14, 2007, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2007-C9 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of August 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc., as a master servicer, Capmark Finance Inc., as a master servicer, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and custodian, and Deutsche Bank Trust Company Americas, as certificate administrator and paying agent. The Certificates consist of 34 classes (each, a "Class") of Certificates, 14 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class XP Certificates", the "Class AM Certificates", the "Class AJ Certificates", the "Class B Certificates," the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and 20 of which classes are designated as the "Class AM-FL Certificates", the "Class AJ-FL Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class E57-1 Certificates", the "Class E57-2 Certificates", the "Class E57-3 Certificates", the "Class T Certificates", the "Class XS Certificates", the "Class LR Certificates" and the "Class R Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 271 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,885,522,797. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between the Registrant and GACC, certain of the Mortgage Loans (the "Capmark Mortgage Loans") were acquired by the Registrant from Capmark Finance Inc. ("Capmark") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between the Registrant and Capmark, and certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank" and, collectively with GACC and Capmark, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between the Registrant and KeyBank. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GACC, Capmark and KeyBank was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Capmark Securities Inc. ("CSI"), KeyBanc Capital Markets Inc. ("KCM"), Citigroup Global Markets Inc. ("Citigroup") and Morgan Stanley & Co. Incorporated. ("MSCI") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 8, 2007, among the Registrant, DBS, CSI, KCM, Citigroup and MSCI (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated August 8, 2007, among the Registrant and DBS (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On August 14, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 8, 2007, supplementing the Prospectus dated August 8, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.       Description
--------------    -----------

(1.1) Underwriting Agreement, dated August 8, 2007, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Capmark Securities Inc., KeyBanc Capital Markets Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

(4.1) Pooling and Servicing Agreement, dated as of August 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as a master servicer, Capmark Finance Inc., as a master servicer, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and custodian and Deutsche Bank Trust Company Americas, as certificate administrator and paying agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

(99.2) Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between Deutsche Mortgage & Asset Receiving Corporation and Capmark Finance Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of August 14, 2007, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

(99.4) Sub-Servicing Agreement, dated as of August 14, 2007, between KeyCorp Capital Markets, Inc., as servicer and Deutsche Bank Trust Company Americas, as sub-servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

Date: August 29, 2007

                                 By:  /s/ Charles Y. Lee
                                     -------------------------------------------
                                     Name: Charles Y. Lee
                                     Title: Vice President


                                 By:   /s/ Boris Zhuravel
                                     -------------------------------------------
                                     Name: Boris Zhuravel
                                     Title: Vice President

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
--------------    -----------                                     --------------

1.1               Underwriting Agreement                          E

4.1               Pooling and Servicing Agreement                 E

99.1              GACC Mortgage Loan Purchase Agreement           E

99.2              Capmark Mortgage Loan Purchase Agreement        E

99.3              KeyBank Mortgage Loan Purchase Agreement        E

99.4              Deutsche Bank Trust Company Americas            E
                  Sub-Servicing Agreement